Exhibit 10.1.1

        FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, CAPITAL
                    EXPENDITURE LINE AND SECURITY AGREEMENT

      THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, CAPITAL EXPENDITURE LINE AND SECURITY AGREEMENT (the "Agreement") is entered into on the 28th day of September, 2001, effective as of June 30, 2001 by and among PHILIPP BROTHERS CHEMICALS, INC., a corporation organized under the laws of the State of New York, ("Borrower"), Phibro-Tech, Inc., a corporation organized under the laws of the State of Delaware, C P Chemicals, Inc., a corporation organized under the laws of the State of New Jersey, The Prince Manufacturing Company, a corporation organized under the laws of the State of Pennsylvania, The Prince Manufacturing Company, a corporation organized under the laws of the State of Illinois, Prince Agriproducts, Inc., a corporation organized under the laws of the State of Delaware, Mineral Resource Technologies, L.L.C., a limited liability company organized under the laws of the State of Delaware, MRT Management Corp., a corporation organized under the laws of the State of Delaware, Koffolk, Inc., a corporation organized under the laws of the State of Delaware, Phibro-Chem, Inc., a corporation organized under the laws of the State of New Jersey, PhibroChemicals, Inc., a corporation organized under the laws of the State of New York, Western Magnesium Corp., a corporation organized under the laws of the State of California, Phibro Animal Health Holdings, Inc., a corporation organized under the laws of Delaware, and Phibro Animal Health U.S., Inc., a corporation organized under the laws of Delaware (each a "Guarantor" and collectively "Guarantors"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

                                    RECITALS

      Whereas, on August 19, 1998, PNC, the Borrower and certain Guarantors entered into a Revolving Credit, Acquisition Term Loan and Security Agreement (as such has been amended, supplemented and/or restated until November 28, 2000, the "Original Loan Agreement"), pursuant to which certain Lenders extended various credit facilities in favor of the Borrower;

      Whereas, on November 29, 2000, Borrower, Guarantors and Lenders amended and restated the Original Loan Agreement and entered into an Amended and Restated Revolving Credit, Capital Expenditure Line and Security Agreement (as may be amended, supplemented and/or restated, the "Loan Agreement"), pursuant to which the Lenders extended various credit facilities in the aggregate amount of $85,000,000 in favor of the Borrower; and

      Whereas, Borrower, Guarantors and Lenders have agreed to modify the terms of the Loan Agreement as set forth in this Agreement.

      Now, therefore, in consideration of Lender's continued extension of credit and the agreements contained herein, the parties agree as follows:

                                    AGREEMENT

1) ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to Borrower with respect to the Obligations is correct.

2)    MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

      (A) The following definitions contained in Section 1.2 are hereby deleted and new definitions are substituted therefor to read as follows:

            "Fixed Charge Coverage Ratio" shall mean the ratio of (a) EBITDA (excluding all EBITDA (positive or negative) of Agtrol U.S. for the fiscal year ending June 30, 2001) minus domestic Unfinanced Capitalized Expenditures, domestic cash taxes, domestic cash royalty or earn out payments with respect to Obligors due to Pfizer Inc. under the Asset Purchase Agreement, and domestic cash dividends permitted by the terms of Section 7.7 hereof, all made during the period being tested, to (b) all domestic scheduled principal and interest payments (less any domestic cash interest income) on all domestic Funded Indebtedness during the period being tested.

            "Interest Coverage Ratio" shall mean Consolidated EBITDA of Borrower on a consolidated basis (including all direct and indirect domestic and foreign Subsidiaries) divided by interest on all Funded Indebtedness of the Borrower on a consolidated basis (including all direct and indirect domestic and foreign Subsidiaries). For purposes of all calculations under this definition, EBITDA shall exclude all EBITDA (positive or negative) of Agtrol International and Agtrol U.S. for the fiscal year ending June 30, 2001.

3)    CONSENTS. Lenders hereby consent to:

      (A) the merger of Koffolk, Inc., a corporation organized under the laws of the State of Delaware, with and into Phibro Animal Health U.S., Inc., a corporation organized under the laws of Delaware; and

      (B) the merger of Mineral Resource Technologies, L.L.C., a limited liability company organized under the laws of the State of Delaware, with and into MRT Management Corp., a corporation organized under the laws of Delaware; provided that the Borrower shall have delivered all documentation related thereto.

4)    ACKNOWLEDGMENTS. Borrowers acknowledge and represent that:

      (A) the Loan Agreement and other Loan Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

      (B) to the best of their knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the other Loan Documents has occurred;

      (C) all representations and warranties of the Borrower contained herein and in the other Loan Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date and except to the extent that the Agent and the Lenders have been notified by the Borrower that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty (which waiver is hereby granted) and except for changes not prohibited by the terms of the Loan Agreement;

      (D) Borrowers have taken all necessary corporate or company action to authorize the execution and delivery of this Agreement; and

      (E) this Agreement is a modification of an existing obligation and is not a novation.

5) PRECONDITIONS. The Borrower shall deliver the following: (a) an executed First Amendment to Amended and Restated Revolving Credit, Capital Expenditure Line and Security Agreement, (b) commitment fee in the amount of $75,000 payable to the Lenders, and (c) all documentation related to Subsection 3(A) above. It is understood and agreed that Borrower shall pay all fees and costs incurred by Lenders in entering into this Agreement and the other documents executed in connection herewith, including but not limited to all reasonable attorney fees and expenses of Lenders' counsel.

6) MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey, without reference to that state's conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, then the Loan Agreement, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

7) DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in New Jersey.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

BORROWER:

ATTEST:                                PHILIPP BROTHERS CHEMICALS, INC.

BY: /s/ Joseph M. Katzenstein          By: /s/ David C. Storbeck
    --------------------------------       ---------------------------------
    Joseph M. Katzenstein, Secretary       David C. Storbeck, Vice President
                                           One Parker Plaza
                                           Fort Lee, N.J. 07024

GUARANTORS:

ATTEST:                                PHIBRO-TECH, INC.

BY: /s/ Joseph M. Katzenstein          By: /s/ David C. Storbeck
    --------------------------------       ---------------------------------
    Joseph M. Katzenstein, Secretary       David C. Storbeck, Vice President
                                           One Parker Plaza
                                           Fort Lee, N.J. 07024

ATTEST:                                C P CHEMICALS, INC.

BY: /s/ Joseph M. Katzenstein          By: /s/ David C. Storbeck
    --------------------------------       ---------------------------------
    Joseph M. Katzenstein, Secretary       David C. Storbeck, Vice President
                                           One Parker Plaza
                                           Fort Lee, N.J. 07024

ATTEST:                                THE PRINCE MANUFACTURING COMPANY (PA)

BY: /s/ Joseph M. Katzenstein          By: /s/ David C. Storbeck
    --------------------------------       ---------------------------------
    Joseph M. Katzenstein, Secretary       David C. Storbeck, Vice President
                                           700 Lehigh Street
                                           Bowmanstown, P.A. 18030

ATTEST:                                THE PRINCE MANUFACTURING COMPANY (IL)

BY: /s/ Joseph M. Katzenstein          By: /s/ David C. Storbeck
    --------------------------------       ---------------------------------
    Joseph M. Katzenstein, Secretary       David C. Storbeck, Vice President
                                           One Prince Plaza
                                           P.O. Box 1009
                                           Quincy, Il. 62306

ATTEST:                                PRINCE AGRIPRODUCTS, INC.

BY: /s/ Joseph M. Katzenstein          By: /s/ David C. Storbeck
    --------------------------------       ---------------------------------
    Joseph M. Katzenstein, Secretary       David C. Storbeck, Vice President
                                           One Prince Plaza
                                           P.O. Box 1009
                                           Quincy, Il. 62306

ATTEST:                                MINERAL RESOURCE TECHNOLOGIES, L.L.C.

                                       By:  MRT MANAGEMENT CORP.,
                                            as Managing Member

BY: /s/ Joseph M. Katzenstein          By: /s/ David C. Storbeck
    --------------------------------       ---------------------------------
    Joseph M. Katzenstein, Secretary       David C. Storbeck, Vice President
                                           120 Interstate North Parkway East
                                           Suite 440
                                           Atlanta, G.A. 30339

ATTEST:                                MRT MANAGEMENT CORP.

BY: /s/ Joseph M. Katzenstein          By: /s/ David C. Storbeck
    --------------------------------       ---------------------------------
    Joseph M. Katzenstein, Secretary       David C. Storbeck, Vice President
                                           120 Interstate North Parkway East
                                           Suite 440
                                           Atlanta, G.A. 30339

ATTEST:                                KOFFOLK, INC.

BY: /s/ Joseph M. Katzenstein          By: /s/ David C. Storbeck
    --------------------------------       ---------------------------------
    Joseph M. Katzenstein, Secretary       David C. Storbeck, Vice President
                                           One Parker Plaza
                                           Fort Lee, N.J. 07024

ATTEST:                                PHIBRO-CHEM, INC.

BY: /s/ Joseph M. Katzenstein          By: /s/ David C. Storbeck
    --------------------------------       ---------------------------------
    Joseph M. Katzenstein, Secretary       David C. Storbeck, Vice President
                                           One Parker Plaza
                                           Fort Lee, N.J. 07024

ATTEST:                                PHIBROCHEMICALS, INC.

BY: /s/ Joseph M. Katzenstein          By: /s/ David C. Storbeck
    --------------------------------       ---------------------------------
    Joseph M. Katzenstein, Secretary       David C. Storbeck, Vice President
                                           One Parker Plaza
                                           Fort Lee, N.J. 07024

ATTEST:                                WESTERN MAGNESIUM CORP.

BY: /s/ Joseph M. Katzenstein          By: /s/ David C. Storbeck
    --------------------------------       ---------------------------------
    Joseph M. Katzenstein, Secretary       David C. Storbeck, Vice President
                                           One Parker Plaza
                                           Fort Lee, N.J. 07024

ATTEST:                                PHIBRO ANIMAL HEALTH HOLDINGS, INC.

BY: /s/ Joseph M. Katzenstein          By: /s/ Marvin S. Sussman
    --------------------------------       ---------------------------------
    Joseph M. Katzenstein, Secretary       Marvin S. Sussman, Chief
                                           Executive Officer
                                           One Parker Plaza
                                           Fort Lee, N.J. 07024

ATTEST:                                PHIBRO ANIMAL HEALTH  U.S., INC.

BY: /s/ Joseph M. Katzenstein          By: /s/ Marvin S. Sussman
    --------------------------------       ---------------------------------
    Joseph M. Katzenstein, Secretary       Marvin S. Sussman, Chief
                                           Executive Officer
                                           One Parker Plaza
                                           Fort Lee, N.J. 07024

LENDERS:

ATTEST:                                PNC BANK, NATIONAL ASSOCIATION,
                                       as Lender and as Agent

                                       By: /s/ Michelle Stanley-Nurse
                                           -------------------------------------
                                           Name:  Michelle Stanley-Nurse
                                           Title:  Vice President

                                           Address: Two Tower Center Boulevard
                                                East Brunswick, New Jersey 08816

                                           Commitment Percentage: 41.1764705882%

                                       BANK OF AMERICA, N. A., as Lender

                                       By: /s/ Edmundo E. Kahn
                                           -------------------------------------
                                           Name: Edmundo E. Kahn
                                           Title: Vice President
                                           Address: 335 Madison Avenue
                                                    6th Floor
                                                    New York, New York 10017
                                           Commitment Percentage: 29.4117647059%

                                       GENERAL ELECTRIC CAPITAL CORPORATION, as
                                       Lender

                                       By: /s/ Moira Duncan
                                           -------------------------------------
                                           Name: Moira Duncan
                                           Title Senior Risk Manager
                                           Address: 980 Washington Street,
                                                    Suite 123
                                                    Dedham, MA 02026

                                           Commitment Percentage: 29.4117647059%